                                                                    Exhibit 10.2


                                                                [EXECUTION COPY]
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                                 LEASE AGREEMENT

                            Dated as of June 21, 2000

                                     between

                30 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., and
                  50 HUDSON STREET LESSOR URBAN RENEWAL L.L.C.,
                                   as Lessor,

                                       and

                     GSJC 30 HUDSON URBAN RENEWAL L.L.C. and
                      GSJC 50 HUDSON URBAN RENEWAL L.L.C.,
                                    as Lessee

                  --------------------------------------------


                                30 Hudson Street
                                50 Hudson Street
                             Jersey City, New Jersey

                  --------------------------------------------


  LESSOR'S INTEREST UNDER THIS LEASE HAS BEEN ASSIGNED TO, AND IS SUBJECT TO A
     SECURITY INTEREST IN FAVOR OF, THE CHASE MANHATTAN BANK, AS COLLATERAL AGENT, PURSUANT TO AN ASSIGNMENT OF LEASES, DATED AS OF THE DATE HEREOF,
      BETWEEN LESSOR AND SAID COLLATERAL AGENT. INFORMATION CONCERNING SUCH
          SECURITY INTEREST MAY BE OBTAINED FROM SAID COLLATERAL AGENT.

      THIS LEASE HAS BEEN EXECUTED IN EIGHT COUNTERPARTS, OF WHICH THIS IS
       COUNTERPART NUMBER _____. SEE SECTION 23.16 HEREIN FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.


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                                TABLE OF CONTENTS

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
ARTICLE I.
                      DEFINITIONS


ARTICLE II.
                           LEASE OF PROPERTY
                      SECTION 2.1.                   Demise and Lease.............................................1
                      SECTION 2.2.                   Nature of Lease..............................................1
                      SECTION 2.3.                   Relationship as between Persons Comprising Lessee............2

ARTICLE III.
                           RENT
                      SECTION 3.1.                   Base Rent....................................................2
                      SECTION 3.2.                   Relationship of Rent to Lease Balance........................2
                      SECTION 3.3.                   Supplemental Rent............................................2
                      SECTION 3.4.                   Method, Time of Payment......................................2
                      SECTION 3.5.                   Late Payment.................................................3

ARTICLE IV.
                           NET LEASE; LESSEE'S ACCEPTANCE OF PROPERTY
                      SECTION 4.1.                   Net Lease; No Setoff; Etc....................................3
                      SECTION 4.2.                   Waivers......................................................4

ARTICLE V.
                           LESSEE'S PURCHASE OPTION
                      SECTION 5.1.          ......................................................................4
                      Purchase Option.............................................................................4

ARTICLE VI.
                           CANCELLATION OPTION
                      SECTION 6.1.                   Cancellation Option..........................................5

ARTICLE VII.
                           LESSEE'S DISPOSITION OF LESSOR'S INTERESTS AT LEASE
                           EXPIRATION
                      SECTION 7.1.                   Disposition of Lessor's Interests and Distribution
                                                     of Sale Proceeds.............................................5
                      SECTION 7.2.                   Conditions to Lessee's Exercise of the Sale Option...........6

ARTICLE VIII.
                           LIENS

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
                      SECTION 8.1.                   Lessee Obligation to Discharge Liens.........................7
                      SECTION 8.2.                   Lessor's Notice to Potential Lienors.........................7
                      SECTION 8.3.                   Lessee's Right to Encumber Lessee's Property.................8
                      SECTION 8.4.                   Granting of Easements........................................8

ARTICLE IX.
                           MAINTENANCE; ALTERATIONS; TAXES; LEGAL COMPLIANCE
                      SECTION 9.1.                   Maintenance and Repair; Utility Charges......................8
                      SECTION 9.2.                   Alterations..................................................9
                      SECTION 9.3.                   Title to Alterations........................................10
                      SECTION 9.4.                   Location....................................................10
                      SECTION 9.5.                   Permitted Contests..........................................11
                      SECTION 9.6.                   Environmental Compliance....................................11
                      SECTION 9.7.                   Compliance with Applicable Laws.............................12
                      SECTION 9.8.                   Ground Sublease and Land Agreements Compliance..............12
                      SECTION 9.9.                   Lessee's Right to Enforce Warranties........................12

ARTICLE X.
                           USE AND NAMING OF PROPERTY
                      SECTION 10.1.                  Use.........................................................13
                      SECTION 10.2.                  Naming of the Properties....................................13

ARTICLE XI.
                           INSURANCE
                      SECTION 11.1.                  Self-Insurance..............................................13

ARTICLE XII.
                           RETURN OF LEASED PROPERTY TO LESSOR
                      SECTION 12.1.                  Nature of Return............................................13
                      SECTION 12.2.                  Site Assessment.............................................14

ARTICLE XIII.
                           ASSIGNMENT
                      SECTION 13.1.                  Right to Assign.............................................14

ARTICLE XIV.
                           LOSS DESTRUCTION, CONDEMNATION OR DAMAGE
                      SECTION 14.1.                  Event of Loss...............................................15
                      SECTION 14.2.                  Application of Net Proceeds When Lease
                                                     Continues; Repair and Restoration...........................16
                      SECTION 14.3.                  Application of Proceeds.....................................17
                      SECTION 14.4.                  Application of Proceeds from a Temporary Taking.............17
                      SECTION 14.5.                  Other Dispositions..........................................17
                      SECTION 14.6.                  Negotiations................................................17

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
ARTICLE XV.
                           CONVEYANCE OF LESSOR'S INTERESTS TO LESSEE
                      SECTION 15.1.                  Terms of Conveyance.........................................17
                      SECTION 15.2.                  Right of Lessee to Name Designee............................18
                      SECTION 15.3.                  Costs of Conveyance.........................................18
                      SECTION 15.4.                  Preference Legal Opinion....................................18

ARTICLE XVI.
                           SUBLEASE
                      SECTION 16.1.                  Subleasing Permitted; Lessee Remains Obligated..............18
                      SECTION 16.2.                  Provisions of Subleases.....................................18
                      SECTION 16.3.         .....................................................................19
                      SECTION 16.4.                  Lessee Reimbursement of Expenses............................20

ARTICLE XVII.
                           INSPECTION
                      SECTION 17.1.                  Inspection..................................................20

ARTICLE XVIII.
                           LEASE EVENTS OF DEFAULT
                      SECTION 18.1.                  Defined.....................................................20
                      SECTION 18.2.                  Remedies....................................................21
                      SECTION 18.3.                  Proceeds of Sale; Deficiency................................23
                      SECTION 18.4.                  Grant and Foreclosure on Lessee's Estate....................23
                      SECTION 18.5.                  Receipt of a Sufficient Discharge to Purchaser..............25
                      SECTION 18.6.                  Sale a Bar Against Lessee...................................25
                      SECTION 18.7.                  Liabilities to Become Due on Sale...........................25
                      SECTION 18.8.                  Provisions Subject to Applicable Law........................25
                      SECTION 18.9.                  Survival of Lessee's Obligations............................25
                      SECTION 18.10.                 Remedies Cumulative; No Waiver; Consents....................26
                      SECTION 18.11.                 Right to Perform Lessee's Obligations.......................26

ARTICLE XIX.
                           INDEMNITIES
                      SECTION 19.1.                  Omitted.....................................................26

ARTICLE XX.
                           GRANT OF SECURITY INTEREST
                      SECTION 20.1.                  Grant of Lien...............................................26
                      SECTION 20.2.                  Assignment of Leases and Rents..............................27

ARTICLE XXI.
                           COVENANTS OF LESSEE
                      SECTION 21.1.                  Assumption Upon Merger, Etc.................................27

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
ARTICLE XXII.
                           COVENANTS OF LESSOR
                      SECTION 22.1.         .....................................................................28
                      Quiet Enjoyment       .....................................................................28

ARTICLE XXIII.
                           MISCELLANEOUS
                      SECTION 23.1.                  Binding Effect; Successors and Assigns......................28
                      SECTION 23.2.                  Notices.....................................................28
                      SECTION 23.3.                  Severability................................................28
                      SECTION 23.4.                  Amendment; Complete Agreements..............................28
                      SECTION 23.5.                  Headings....................................................29
                      SECTION 23.6.                  Counterparts................................................29
                      SECTION 23.7.                  Governing Law...............................................29
                      SECTION 23.8.                  Apportionments..............................................29
                      SECTION 23.9.                  Omitted.....................................................29
                      SECTION 23.10.                 No Joint Venture............................................29
                      SECTION 23.11.                 No Accord and Satisfaction..................................29
                      SECTION 23.12.                 No Merger...................................................29
                      SECTION 23.13.                 Lessor Bankruptcy...........................................29
                      SECTION 23.14.                 Omitted.....................................................29
                      SECTION 23.15.                 Investments.................................................30
                      SECTION 23.16.                 Counterparts; Mortgage; Notice..............................30
                      SECTION 23.17.                 Further Assurances..........................................30
                      SECTION 23.18.                 Joint and Several Lessees...................................30
                      SECTION 23.19.                 Non-recourse................................................30

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                  LEASE AGREEMENT, dated as of June 21, 2000, between 30 HUDSON
STREET LESSOR URBAN RENEWAL L.L.C. and 50 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., each a New Jersey limited liability company, collectively as lessor, and GSJC 30 HUDSON URBAN RENEWAL L.L.C. and GSJC 50 HUDSON URBAN RENEWAL L.L.C., each a New Jersey limited liability company, collectively as lessee.

                  In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE I.
                                   DEFINITIONS

                  The capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A of the Participation Agreement, dated as of the date hereof, among the parties hereto and, inter alia, Ground Lessor, the Collateral Agent and Banc of America Leasing Facilities, LLC. In addition, the rules of construction set forth in said Appendix A shall also be applicable to this Lease.


                                   ARTICLE II.
                                LEASE OF PROPERTY

                  SECTION 2.1. Demise and Lease. On the Lease Commencement Date, Lessor hereby agrees to accept delivery of the Properties and, as a precondition for such acceptance, to simultaneously lease to Lessee for the Lease Term, Lessor's Interests. Lessee hereby agrees to lease from Lessor for the Lease Term, commencing on the Lease Commencement Date, Lessor's Interests. The demise and lease of the Properties pursuant to this Article II shall include any additional right, title or interest in the Properties of Lessor which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to the Properties during the Lease Term shall be demised and leased hereunder.

                  SECTION 2.2. Nature of Lease. The parties hereto intend that
(i) for financial accounting purposes with respect to Lessee, (A) Lessor will be treated as the sublessor of the Land under this Lease and the owner and the lessor of the Improvements and Lessee will be treated as the sublessee of the Land under this Lease and the lessee of the Improvements, and (B) the Investors will be deemed to have an equity investment in Ground Lessee and Lessor and the Lenders will be deemed lenders to Ground Lessee and Lessor and (ii) for all federal and all state and local income tax purposes and bankruptcy purposes, (A) this Lease will be treated as a financing arrangement, (B) Lessor, the Investors and the Lenders will be deemed lenders making loans to Lessee in an amount equal to the sum of the Investor Amounts and the outstanding principal amount of the Loans, which Loans are secured by the Properties, (C) Lessee will be treated as the owner of the Properties for tax purposes and will be entitled to all tax benefits ordinarily available to an owner of property like the Properties for such tax purposes and (D) the obligations of the Lessee to pay the Base Rent and any part of the Lease Balance shall be treated as payments if interest and principal, respectively, for Federal and state income tax and bankruptcy purposes. Nevertheless, each party acknowledges and agrees that no other party has made any representations or warranties to any other party concerning the tax, accounting and legal advice concerning the Operative Documents and that each party has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Lessor shall be deemed to have a valid and binding security interest in and Lien on the Properties, free and clear of all Liens other than Permitted Liens, as security for the obligations of Lessee under the Operative Documents. Except as otherwise provided by law or in connection with a settlement, compromise or adjudication made under the provisions of Section 9.2(b) of the Participation Agreement, each of the parties to this Lease agrees that it will not, nor will it permit any Affiliate to at any time, directly or indirectly take any action or fail to take any action with respect to the filing of any income tax or other tax return, to the extent that such action or failure to take action would be inconsistent with the intention of the parties expressed in this Section 2.2.

                  SECTION 2.3. Relationship as between Persons Comprising Lessee. The Persons comprising Lessee (i.e., GSJC 30 Hudson Urban Renewal L.L.C. and GSJC 50 Hudson Urban Renewal L.L.C.) agree, as between themselves, that (a) they will apportion and allocate between them, on an equitable basis, all of the obligations, duties and liabilities of the "Lessee" hereunder, (b) to the fullest extent appropriate (including with respect to Base Rent), an apportionment and allocation determined by the relative developable floor areas of the Office Tower Improvements and the Conference/Training Center Improvements shall be deemed for purposes of this Section 2.3 to be equitably based, (c) GSJC 30 Hudson Urban Renewal L.L.C. shall be responsible for the performance of all obligations of Lessee hereunder in respect of the Site having an address of 30 Hudson Street and that GSJC 50 Hudson Urban Renewal L.L.C. shall be responsible for the performance of all obligations of Lessee hereunder in respect of the Site having an address at 50 Hudson Street, and (d) each of said Persons shall indemnify the other for its failure to perform in accordance with the immediately preceding clause (c). Nothing in this Section 2.3 shall be deemed to modify the terms of Section 23.18.


                                  ARTICLE III.
                                      RENT

                  SECTION 3.1. Base Rent. Commencing on the Lease Commencement Date, on each Scheduled Payment Date, Lessee shall pay to Lessor base rent ("Base Rent") in an amount equal to the sum of (a) HSFC Base Rent, (b) Conduit Base Rent and (c) Investor Base Rent.

                  SECTION 3.2. Relationship of Rent to Lease Balance. Lessor and Lessee acknowledge and agree that the Lease Balance as of any date includes any accrued and unpaid Base Rent as of such date. Accordingly, the payment of the Lease Balance shall satisfy any obligation of Lessee hereunder in respect of accrued Base Rent hereunder.

                  SECTION 3.3. Supplemental Rent. Lessee shall pay to Lessor, or to such other Person as shall be entitled thereto in the manner contemplated herein, any and all Supplemental Rent as the same shall become due and payable. In the event of Lessee's failure to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Base Rent (except that Lessee shall not be obligated to pay interest at the Overdue Rate for any Supplemental Rent due to a Person that is not a Participant).


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
         SECTION 3.4. Method, Time of Payment. Base Rent, and any Supplemental Rent payable to Lessor, shall be paid to the Collateral Agent as designee for Lessor and its permitted assignees at such place in the contiguous continental United States as is specified in the Security Agreement or as Collateral Agent (as such designee) shall specify in writing to Lessee at least ten (10) Business Days prior to the due date therefor. Each such payment of Rent shall be made by Lessee in funds consisting of lawful currency of the United States of America which shall be immediately available at the place of payment not later than 12 noon (New York time) on the date such payment is due hereunder, and the Collateral Agent shall pay such funds on the same date to the Person entitled thereto in accordance with Article X of the Participation Agreement. Payments received following such time shall be deemed received on the next succeeding Business Day unless Collateral Agent applies such funds on such date in accordance with Article X of the Participation Agreement.

                  SECTION 3.5. Late Payment. If any portion of the Rent due to Lessor or any Participant shall not be paid by Lessee on or before the date such payment was due hereunder, Lessee shall pay interest thereon from (and including) the date such payment was due hereunder to (but excluding) the date of Lessor's receipt thereof at a rate per annum equal to the Overdue Rate.

                                   ARTICLE IV.
                   NET LEASE; LESSEE'S ACCEPTANCE OF PROPERTY

                  SECTION 4.1. Net Lease; No Setoff; Etc. This Lease is a "triple" net lease and, except to the extent otherwise expressly specified in this Lease, it is agreed and intended that Base Rent, Supplemental Rent and any other amounts payable hereunder by Lessee shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, free from any charges, assessments, impositions, withholdings, expenses or reductions, and that Lessee's obligation to pay all such amounts, throughout the Term is absolute and unconditional. All costs, expenses and obligations of every kind and nature whatsoever relating to the Properties and the appurtenances thereto and the use and occupancy thereof which may arise or become due and payable with respect to the period which ends on the expiration or earlier termination of the Lease Term in accordance with the provisions hereof (whether or not the same shall become payable during the Lease Term or thereafter) shall be paid by Lessee except as otherwise expressly provided herein or in another Operative Document. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, underletting and management of the Properties, and no Indemnitee shall have any responsibility in respect thereof or any liability for damage to the property of Lessee, any subtenant of Lessee or any other occupant of the Properties on any account or for any reason whatsoever other than by reason of, in the case of any particular Indemnitee, such Indemnitee's willful misconduct or gross negligence. Except to the extent otherwise expressly specified in this Lease, the obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Properties or any part thereof, or the failure of the Properties to comply with all Applicable Laws, including any inability to occupy or use the Properties by reason of such noncompliance; (b) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of or any requisition or taking of the Properties or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of the Properties or any part thereof including eviction; (d) any defect in title to or rights to the Properties or any Lien on such title or rights or on the Properties; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee. Lessor or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee or any other Person, or by any court, in any such proceeding; (g) any claim, set off, defense or right that Lessee has or might have against any Person, including without limitation Lessor, the Collateral Agent (including in its individual capacity) or any vendor, manufacturer, contractor of or for the Properties; (h) any failure on the part of Lessor or any other Person to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement, whether or not related to the transactions contemplated by the Operative Documents; (i) any invalidity, unenforceability, illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility or illegality of performance by Lessee or Lessor, or both; (k) any action by any court, administrative agency or other Governmental Authority; (1) any change in or violation of Applicable Laws; (m) any restriction, prevention or curtailment of or interference with the construction on or use of either Property or any part thereof; or (n) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in this Lease, this Lease shall not be cancelable by Lessee for any reason whatsoever and, except as expressly provided in this Lease, Lessee, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease.

                  SECTION 4.2. Waivers. The Properties is demised and let by Lessor "AS IS" in its present condition, subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired title to the Properties, (c) any state of facts which an accurate survey or physical inspection might show, (d) all Applicable Laws and (e) any violations of Applicable Laws which may exist at the commencement of the Lease Term. Lessee has examined the Properties and Lessor's title thereto and has found the same to be satisfactory. LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER, AS TO THE VALUE, HABITABILITY, COMPLIANCE WITH ANY PLANS AND SPECIFICATIONS FOR THE PROPERTIES CONDITION, LOCATION, USE, DESCRIPTION, MERCHANTABILITY, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTIES (OR ANY PART THEREOF), OR AS TO LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTIES (OR ANY PART THEREOF) AND LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN, FOR ANY DEFECT IN OR EXCEPTION TO TITLE THERETO, OR FOR THE FAILURE OF THE PROPERTIES TO BE CONSTRUCTED IN ACCORDANCE WITH THE PLANS AND SPECIFICATIONS THEREFOR, THE COMPLIANCE OF SUCH PLANS AND SPECIFICATIONS WITH APPLICABLE LAWS OR THE FAILURE OF THE PROPERTIES, OR ANY PART THEREOF, TO OTHERWISE COMPLY WITH ANY APPLICABLE LAWS. It is agreed that Lessee has been afforded full opportunity to inspect the Properties, is satisfied with the results of its inspections of the Properties and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the preceding sentence. The provisions of this Section 4.2 have been negotiated, and the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, express or implied, with respect to the Properties, that may arise pursuant to the UCC or any other law now or hereafter in effect, or otherwise.

                                   ARTICLE V.
                            LESSEE'S PURCHASE OPTION

                  SECTION 5.1.       Purchase Option.

         (a) Lessor hereby grants to Lessee the exclusive and irrevocable option (the "Purchase Option") to purchase Lessor's Interests as of any date (the "Purchase Date") for the Lease Balance as of such date (plus all other amounts owing in respect of Rent, including Supplemental Rent, accruing through the Purchase Date). Such purchase and sale shall be effected in accordance with
Article XV.

         (b) The Purchase Option shall be exercisable at any time by notice to Lessor given not later than thirty (30) days prior to the Purchase Date and in any event, unless Lessee shall have exercised the Sale Option on or before the fourth (4th) anniversary of the Lease Commencement Date, the Purchase Option shall be deemed exercised (in which event the Purchase Date shall be the sixth day before the fifth (5th) anniversary of the Lease Commencement Date).

         (c) On the Purchase Date, Lessee shall pay to Lessor the Lease Balance as the purchase price for Lessor's Interests (plus all other amounts owing in respect of Rent, including Supplemental Rent, accruing through the Purchase
Date).


                                   ARTICLE VI.
                               CANCELLATION OPTION

                  SECTION 6.1. Cancellation Option. Lessor and Lessee each shall have the right, in its sole and absolute discretion, by notice given to the other party at any time on or before the fourth (4th) anniversary of the Lease Commencement Date, to cancel the term of this Lease effective as of the sixth
(6th) day before the fifth (5th) anniversary of the Lease Commencement Date. Upon the giving of such notice, the Lease Term shall expire on the sixth (6th) day before the (5th) anniversary of the Lease Commencement Date as if such date were the date initially set forth herein as the Lease Term Expiration Date (and the Lessee's obligations in respect of the Purchase Option and the Sale Option shall not be affected in any way by reason of such cancellation).


                                  ARTICLE VII.
         LESSEE'S DISPOSITION OF LESSOR'S INTERESTS AT LEASE EXPIRATION

                  SECTION 7.1. Disposition of Lessor's Interests and Distribution of Sale Proceeds. Subject to Section 7.2, Lessee, on written notice to Lessor given not later than the fourth (4th) anniversary of the Lease Commencement Date, shall have the option (the "Sale Option") to cause a sale of the Properties in accordance with the following terms:

                  (a) Lessor shall act as exclusive agent (and may appoint qualified independent sales agents to work on its behalf) in connection with such sale and, in such capacity, shall use all commercially reasonable best efforts to solicit bids from bona fide third parties unrelated to Lessee, GS and their respective Affiliates or any Person with whom Lessee or GS (or any of their Affiliates has an understanding or arrangement pursuant to which Lessee, GS or any of their Affiliates would use, possess or own all or a portion of the Properties.

                  (b) Lessor shall attempt to sell Lessor's Interests to the Person submitting an all cash bid that will result in the highest Net Sale Proceeds, such sale to be effected on the sixth day immediately preceding the fifth (5th) anniversary of the Lease Commencement Date or as soon as reasonably practicable thereafter (the date of sale being the "Sale Date"); provided that:

                                    (i) Lessor shall be required to obtain
                  Lessee's approval to the sale of Lessor's Interests pursuant to any such bid if a sale of Lessor's Interests pursuant thereto would result in Lessee not being fully reimbursed pursuant to Article X of the Participation Agreement for its payment of the Residual Value Guaranty Amount, provided that Lessee's approval shall not be unreasonably withheld or delayed and shall be based solely upon whether the bid in question is for the Fair Market Value of the Properties;

                                    (ii) With respect to a proposed sale that
                  Lessor wishes to consummate, Lessor shall provide Lessee with reasonable advance notice of the identity of the prospective purchaser, its relationship to any of the Participants and the material terms of such proposed sale; and

                                    (iii) Lessee and its Affiliates shall have
                  no right to submit bids for the Properties, provided that if a Participant or an Affiliate of one or more Participants bids, Lessee and its Affiliates shall have the right to bid on the Properties.

                  (c) On the Sale Date, Lessee shall pay the Residual Value Guaranty Amount to the Collateral Agent and such amount, together with the proceeds of the sale of the Properties, shall be distributed in accordance with Article X of the Participation Agreement.

                  (d) Omitted.

                  (e) If the Properties are sold on or after the sixth (6th) day before the fifth (5th) anniversary of the Lease Commencement Date, then
         (i) on or before such date, Lessee shall vacate the Properties; (ii) on such sixth day before the fifth (5th) anniversary, Lessee shall pay to Lessor the full Residual Value Guaranty Amount and all other amounts due and owing in respect of Rent (including Supplemental Rent); (iii) Lessor shall have the right to enter into leases for the Properties at fair market rentals and otherwise on commercially reasonable terms, and the net operating cash flow therefrom shall be payable to Lessor in reduction of the Lease Balance, and (iv) Lessor shall continue to act as exclusive sale agent for the marketing of the Properties. Upon the sale of the Properties, the Gross Sale Proceeds will be applied in accordance with Article X of the Participation Agreement.

                           (f) Concurrently with the payments contemplated in
         Section 7.1 (c) and Section 7.1(d), after payments of all other amounts due and owing in respect of Rent, including Supplemental Rent through the payment date, this Lease shall terminate, and Lessor and Lessee shall (except as otherwise herein provided) have no further rights or obligations under this Lease.

                           (g) The giving of a notice of sale shall be deemed the issuance of a cancellation notice of the Term in accordance with
         Article VI, effective as of the sixth (6th) day immediately preceding the fifth (5th) anniversary of the Lease Commencement Date.

                  SECTION 7.2. Conditions to Lessee's Exercise of the Sale Option. Lessee's right to exercise the Sale Option and the consummation of the sale of Lessor's Interests on the Sale Date, as applicable, shall be subject to the following conditions:

                  (a) on the Sale Date, the Properties must be in delivered by Lessee in the condition required under Article XII;

                  (b) on or before the Sale Date, Lessee shall have delivered the report required under Section 12.2;

                  (c) as of the exercise of the Sale Option, the Final Completion Work and the restoration work required to be performed under Section 9.2(d) (if any) shall have been completed;

                  (d) as of the exercise of the Sale Option, if there remains to be performed hereunder any restoration work as a result of a Event of Loss, Lessee will be able, with the exercise of reasonable diligence, to complete such work as of the Sale Date; and as of the Sale Date, such work shall have been completed;

                  (e) as of the exercise of the Sale Option and the Sale Date, there shall be no Lease Event of Default or Bankruptcy Default continuing;

                  (f) as of the exercise of the Sale Option, there shall be no default described in Section 18.1(c) or Section 18.1(e) that has continued beyond 180 days after the giving of notice to Lessee by Lessor or the Collateral Agent.

If, after Lessee shall have given a Sale Notice in accordance with Section 7.1,
(i) any of the foregoing conditions (a), (c), or (d) is not satisfied on or prior to the Sale Date, then Lessee shall be deemed to have exercised the Purchase Option as of the Sale Date or (ii) any of the foregoing conditions (b),
(e) or (f) is not satisfied on or prior to the Sale Date, then a Lease Event of Default shall have occurred hereunder.


                                  ARTICLE VIII.
                                      LIENS

                  SECTION 8.1. Lessee Obligation to Discharge Liens. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Properties, the Alterations, the Rent, title thereto or any interest therein, which arises for any reason, including all Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Properties or by reason of labor or materials furnished or claimed to have been furnished with respect to the Properties, except Permitted Liens. Lessee shall promptly, at its own expense, take such action as may be necessary to discharge or eliminate or bond in a manner reasonably satisfactory to Lessor and Collateral Agent any such Lien (other than Permitted Liens).

                  SECTION 8.2. Lessor's Notice to Potential Lienors. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Properties or any part thereof, which would result in any liability of Lessor for payment therefor. Notice is hereby given that none of Lessor, the Investors nor the Lenders will be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding an interest in the Properties or any part thereof through or under Lessee, and that no mechanics or other Liens for any such labor, services or materials shall attach to or affect the interest of Lessor, the Investors or the Lenders in and to the Properties.

                  SECTION 8.3. Lessee's Right to Encumber Lessee's Property. Lessee may from time to time own, hold under lease from Persons other than Lessor and encumber, grant security interests in and otherwise hypothecate in favor of Persons other than Lessor inventory, furnishings, furniture, trade fixtures, leasehold improvements, equipment and other personal property located on or about the Properties (and not purchased from Advances) ("Lessee's Property"), which shall not be subject to this Lease or to any Lien in favor of Lessor (including any such Lien as may arise by operation of Applicable Laws). Lessor shall from time to time, upon the reasonable request of Lessee, promptly acknowledge in writing to Lessee and other Persons that Lessor does not own or have, and waives, any lien or other right or interest in or to any of Lessee's Property.

                  SECTION 8.4. Granting of Easements. Provided that no Lease Event of Default or Bankruptcy Default is continuing, Lessor will join with Lessee from time to time at the request of Lessee (and at Lessee's sole cost and expense) to (i) subject to the terms of Article XIV, sell, assign, convey or otherwise transfer an interest in the Properties to any Person legally empowered to take such interest under the power of eminent domain, (ii) grant easements, licenses, rights of way and other rights and privileges in the nature of easements, (iii) release existing easements and appurtenances which benefit the Properties, (iv) subject to the terms of Article XIV, dedicate or transfer unimproved portions of the Properties for road, highway or other public purposes, (v) execute petitions to have the Properties annexed to any municipal corporation or utility district, (vi) execute any amendment, termination or supplement of or to any Land Agreement, or a new Land Agreement, and (vii) execute and deliver any instrument necessary or appropriate to make or confirm such grants, releases or other actions described above in this Section 8.4 to any Person; provided that Lessor shall not be required to take any such action, and Lessee shall not effect any such action or grant, release, dedication, transfer or amendment, unless Lessor shall have received a certificate of an authorized officer of Lessee stating that such grant or release, or such dedication, transfer or amendment, as the case may be, shall not materially reduce below the Lease Balance the fair market value of the Properties and the Properties shall comply with all Applicable Laws after such grant or release, or such dedication, transfer or amendment, as the case may be.

                                   ARTICLE IX.
                MAINTENANCE; ALTERATIONS; TAXES; LEGAL COMPLIANCE

                  SECTION 9.1. Maintenance and Repair; Utility Charges.

                  (a) Lessee shall at all times, (i) maintain the Properties and all components thereof in good order, repair and condition, subject to ordinary wear and tear and, as to the Office Tower (but subject to Lessee's right to change the use of the Office Tower in accordance with Section 10.1(b)), in the same manner as other "Class A" office towers in the locale of the Properties,
(ii) except to the extent Section 9.5 shall apply, maintain the Properties in accordance with and otherwise comply with all Applicable Laws and (iii) make any and all repairs of the Properties necessary or appropriate to keep the same in the condition required by the preceding clauses (i) and (ii), whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen.

                  (b) Lessor shall not be required to maintain, repair, replace, alter, remove or rebuild all or any part of the Properties, and Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Properties or (ii) make repairs (whether or not at the expense of Lessor) pursuant to any Applicable Laws, insurance requirements, contract, agreement or covenant in effect at any time during the Lease Term.

                  (c) Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer and all other rents and utilities used in or on the Properties during the Lease Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and received by Lessor on account thereof, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, and, upon receipt by Lessor thereof, such credit or refund shall be promptly paid over to Lessee.

                  SECTION 9.2. Alterations.

                  (a) Lessee may, without the consent of Lessor, at Lessee's sole cost and expense, make Alterations to the Properties, so long as, subject to Section 9.2(d), such Alterations do not materially reduce the fair market value thereof below the Lease Balance. Subject to the terms of the foregoing proviso, Lessee shall have the right to change and/or seek variances, exceptions and other exemptions in respect of the Applicable Laws (including building and/or zoning laws, regulations and agreements) relating to the Properties or any portion thereof.

                  (b) Lessee shall make all Alterations to each Property required so as to cause the same to comply with Applicable Laws, and the limitations on Lessee's right to make Alterations contained in Section 9.1(a) and Section 9.1(d) shall not be applicable to such Alterations, regardless of their effect on the fair market value thereof.

                  (c) Lessee shall cause any Alterations to be done and completed in a good and workmanlike manner, free from faults and defects, and in compliance with all Applicable Laws. Lessee shall be responsible for the acts and omissions of all of its employees and all other Persons performing any of the Alterations.

                  (d) Upon Lessee's request (such request, a "Notice of Alteration"), Lessor shall notify Lessee whether, in Lessor's judgment, an Alteration proposed by Lessee would materially reduce below the Lease Balance the fair market value of the Properties. Each Notice of Alteration shall be accompanied with reasonably detailed plans and specifications. If Lessor in good faith determines that such Alterations will materially reduce below the Lease Balance the fair market value of the Properties, Lessor shall give notice of its objection (a "Notice of Objection") within fifteen (15) Business Days after Lessor's receipt of a Notice of Alterations. If Lessor and Lessee cannot agree whether or not such Alterations would materially reduce below the Lease Balance the fair market value of the Properties within fifteen (15) Business Days after Lessee's receipt of a Notice of Objection, an Appraiser reasonably acceptable to Lessor and Lessee shall resolve the dispute by appraising the Properties both with and without such Alterations. Lessee shall pay any and all reasonable out-of-pocket costs, including reasonable attorneys' fees (collectively "Arbitration Costs") incurred by Lessor or Lessee in connection with any such dispute between the parties. If Lessor shall prevail in any such dispute (and even prior to the resolution of such dispute), Lessee nevertheless may proceed to make such Alterations, provided that, in so proceeding, if Lessor shall have prevailed in such dispute (or if ultimately Lessor prevails in such dispute), Lessee shall be deemed to have covenanted hereunder, at Lessee's own cost and expense, (x) to remove such Alteration by not later than the Lease Term Expiration Date or earlier termination of this Lease, (y) to repair any material damage to the Properties caused by such removal and (z) to restore in all material respects the affected portion of the Properties to substantially the same condition as existed prior to such Alterations being made. If Lessor shall fail to provide a Notice of Objection within such fifteen (15) Business Day-period, or if such dispute is resolved in Lessee's favor, Lessee shall not be required to restore the Properties as provided in the preceding sentence and Lessee shall have no obligation to remove such Alteration or restore the Premises at the end of the Term under this Section 9.2(d), notwithstanding
Section 9.1(b) or 10.1(e).

                  (e) In accordance with and subject to the terms of Section
6.15 of the Participation Agreement, at Lessee's request, Lessor may, as provided therein, provide Lessee with funds to pay the costs of Alterations.

                  SECTION 9.3. Title to Alterations. Title to Alterations shall immediately and without further act vest in Lessor and shall be deemed to constitute a part of the Properties and be subject to this Lease in any of the following cases:

                  (a) such Alteration shall be in replacement of or in substitution for a portion of the Properties;

                  (b) such Alteration shall be required to be made pursuant to the terms of Section 9.1(a) or Section 9.2(b);

                  (c) such Alteration shall be Nonseverable; and

                  (d) such Alteration shall be severable and paid for (i.e., with debt and/or equity) by Lessor.

Lessee shall, at Lessor's request, execute and deliver any deeds or assignments reasonably necessary to evidence the vesting of title in and to such Alterations in Lessor. If an Alteration is not within any of the categories set forth in clauses (a) through (d) of this Section 9.3, then title to such Alteration, as well as any item for which substitution or replacement is made as contemplated in Section 9.3(a), shall vest in Lessee. So long as removal thereof shall not result in the violation of any Applicable Laws or this Lease, all Alterations to which title shall vest in Lessee as aforesaid may be removed at any time by Lessee, provided that Lessee shall, at its expense, repair any material damage to the Properties caused by the removal of such Alteration and shall restore in all material respects the affected portion of the Properties in accordance with Section 9.1(a).

                  SECTION 9.4. Location. Lessee shall not remove, or permit to be removed, the improvements and equipment comprising the Properties or any part thereof without the prior written consent of Lessor, except that Lessee or any other Person may remove (a) any Alteration with respect to which title has passed to or remained with Lessee in accordance with the provisions of Section 9.3, (b) any part of the Properties constructed on a temporary basis for the purpose of repair or maintenance thereof, (c) any part of a Property which has been replaced by another part which has become subject to this Lease and the Lien of the Mortgage; (d) any part of the Properties which in Lessee's good faith judgment has become obsolete, whereupon such obsolete part shall cease to be subject to this Lease and the Lien of the Mortgage; and (e) any part the removal of which would not, or as to the removal of which Lessor has agreed (or is deemed to have agreed) under Section 9.2(e) would not, materially reduce below the Lease Balance the fair market value of the Properties (after taking into account such removal); provided that Lessee repairs any material damage to the Properties caused by such removal.

                  SECTION 9.5. Permitted Contests. Provided no Lease Event of Default or Bankruptcy Default is continuing, Lessee shall not be required to comply with any Applicable Law or Land Agreement so long as it is engaged in a Permitted Contest with respect thereto. At Lessee's expense, Lessor shall cooperate fully with Lessee in connection with any such test, challenge, appeal or proceeding and, at Lessee's request, will join in the proceedings or permit the proceedings to be brought in Lessor's name. The terms of this Section 9.5 shall qualify each provision of this Lease that impose a compliance obligation on Lessee (other than an obligation to any Indemnitee), regardless of whether such provision shall expressly make reference to this Section 9.5.

                  SECTION 9.6. Environmental Compliance.

                  (a) Lessee shall comply at all times with Environmental Laws with respect to the Properties, and no Hazardous Material shall be brought onto, permitted to exist or remain at or upon, or stored, or disposed of from or used, at the Properties by Lessee or any of its employees, agents, independent contractors, licensees, subtenants or invitees in violation of any Applicable Laws, or in such manner as would result in any liability under any Applicable Laws (with the exception of materials used or stored in connection with the operation or maintenance of the property and in compliance with all Environmental Laws). Lessee shall hold harmless, indemnify and defend the Indemnitees from and against any Environmental Damages resulting from any breach of the covenants set forth in this Section 9.6 and from all Environmental Damages, except for, in the case of any particular Person indemnified under this
Section 9.6, Environmental Damages caused by the gross negligence or the willful misconduct of such Person. Lessee's indemnification obligation hereinabove set forth shall survive the expiration or earlier termination of this Lease.

                  (b) The indemnity contained in Section 9.6(a) shall specifically include the direct obligation of Lessee to promptly perform any investigatory and/or remedial or other activities required, ordered or recommended by any Governmental Authority, or as otherwise necessary to avoid injury or liability to any person or property, to prevent the spread of any Hazardous Materials, or to provide for the continued safe operation of the Properties (the "Remedial Work"). Without waiving any of its rights pursuant to the indemnity described in Section 9.6(a), upon failure of Lessee to perform the Remedial Work in a reasonably prompt manner (subject to Lessee's rights under Section 9.5). Lessor may, at its option and in its sole discretion, commence such work itself in compliance with Environmental Laws, and Lessee shall pay all reasonable costs thereby incurred.

                  (c) Without limiting Lessee's obligations under Section 9.6(a) or any other provision of this Lease, Lessee shall be solely and completely responsible for responding to and complying with any administrative notice, order, request or demand, or any third-party claim or demand relating to the potential or actual presence of Hazardous Materials on the Properties, except where the contamination was caused solely by Lessor. The responsibility conferred under this Section 9.6(c) includes responding to such orders on behalf of Lessor and defending against any assertion of Lessor's financial responsibility or individual duty to perform under such orders.

                  (d) Lessee shall promptly notify Lessor upon the issuance to Lessee or (after Lessee's actual knowledge thereof) to any occupant or user of the Properties of any written notice from a Governmental Authority or other Person of a pending (or, if such notice is from a Governmental Authority, threatened) investigation as to whether Lessee's (or any other Person's) operations on the Properties are not in compliance with any Applicable Law.

                  (e) "Environmental Damages" shall mean all claims, suits, judgments, damages (including punitive damages), losses, penalties, fines, liabilities (including, but not limited to, strict liability), encumbrances and Liens, and any other costs and expenses, of any kind or nature whatsoever, whether direct or indirect, joint or several, resulting from (i) any Hazardous Material existing, released, or threatened to be released, on, in, under, or near the Properties, whether known or unknown and whether arising from historic or threatened future releases of Hazardous Materials, or (ii) any violation or alleged violation of any Environmental Law, in either case, including any attorneys' fees, disbursements, consultants' fees and other costs resulting from
(A) investigation and defense of any alleged claim or demand by any third party,
(B) claims or directives, notices or requests of any Governmental Authorities, whether or not the claims or directives, notices or requests are groundless, false or fraudulent or ultimately defeated, (C) any settlements or judgments to which Lessee is a party, and (D) rendering the Properties in compliance with Applicable Laws.

                  SECTION 9.7. Compliance with Applicable Laws. During the Lease Term, at Lessee's expense, Lessee shall cause the Properties to comply with all Applicable Laws, whether or not such Applicable Laws shall necessitate structural changes and/or improvements and/or interfere with the use and enjoyment of the Properties, subject to Section 9.5. Lessee shall also procure, pay for and maintain all permits, licenses, approvals, certificates and other authorizations necessary for the operation of its business at the Properties from time to time and its lawful use and occupancy of the Properties in connection therewith, subject to Section 9.5.

                 SECTION 9.8. Ground Sublease and Land Agreements Compliance. Subject to Section 9.5, Lessee shall comply with, and shall fully and promptly, at its own cost and expense, perform all obligations of Lessor under the Ground Sublease and any restrictive covenant, deed restriction or easement of record, as well as any environmental land use restriction recorded against the Land, to the extent relating to the Properties (collectively, "Land Agreements"), including the payment of all amounts owed by Lessor thereunder. For so long as no Event of Default shall have occurred and be continuing, Lessee may exercise all rights, privileges and remedies available to Lessor under the Ground Sublease and Land Agreements

                 SECTION 9.9. Lessee's Right to Enforce Warranties. Provided no Lease Event of Default or Bankruptcy Default shall have occurred and be continuing, Lessee (including through its designees), at Lessee's expense, shall have the right to assert all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under any agreements pertaining to the construction and/or modification of the Properties, as well as any other rights and claims that may exist by operation of law. Lessor agrees to cooperate with Lessee, at Lessee's expense, in asserting such rights.

                 SECTION 9.10. Real Estate Taxes. Subject to Lessee's right in respect of Permitted Contests, Lessee shall pay all real estate ad valorem and personal property taxes owed in respect of the Properties or any portion thereof, as well as any payments due under the Financial Agreements.

                                   ARTICLE X.
                           USE AND NAMING OF PROPERTY

                 SECTION 10.1. Use.

                 (a) The Properties may be used for any lawful purpose. Lessee shall not use or permit the use of the Properties or any part thereof for any purpose or in any manner in violation of any Applicable Laws, subject to the terms of Section 9.5. Subject to Lessee's compliance with its obligations under
Section 9.1(a), Lessee shall be under no obligation to occupy or otherwise use the Properties.

                 (b) If Lessee shall change the use of the Office Tower from an office tower and uses incidental thereto or the use of the Conference/Training Center from a conference center, hotel and uses related thereto, and such change of use materially reduces the fair market value of the Properties below the Lease Balance, then at the Lease Term Expiration Date, unless Lessee shall have exercised the Purchase Option, Lessee shall indemnify Lessor for any loss in fair market value resulting from such change in use relative to the fair market value of the Properties if such change in use had not been effected.

                 SECTION 10.2. Naming of the Properties. Lessee shall have the sole and exclusive right during the Lease Term, at any time and from time to time, to select the name or names of the Properties or any part thereof, as well as the sole and exclusive right to determine not to use any name in connection with one or more portions of the Properties, as well as all rights in respect of signage for or in connection with the Properties. Lessor shall not have or acquire any right or interest with respect to any such name or names used at any time by Lessee.

                                   ARTICLE XI.
                                    INSURANCE

                 SECTION 11.1. Self-Insurance. Lessee shall not be required hereunder to maintain any insurance in respect of the Properties, including any property or liability insurance, but may, in its sole discretion, elect to maintain insurance in such amounts and with such deductibles, with such coverages and endorsements and from such carriers as Lessee may from time to time determine. If Lessee in its sole discretion elects to obtain liability insurance, then Lessee shall name Lessor and the Participants as additional insureds (but such obligation shall not be deemed to imply any obligation on the part of Lessee to maintain such insurance or any other obligation in respect of such insurance).

                                  ARTICLE XII.
                       RETURN OF LEASED PROPERTY TO LESSOR

                  SECTION 12.1. Nature of Return. Unless Lessor's Interests are then being transferred to Lessee or its designee pursuant to this Lease, Lessee shall, on the expiration or earlier termination of this Lease, and at its own expense, return the Properties to Lessor by surrendering the same into the possession of Lessor: (a) free and clear of all Liens, except that Lessee shall have no responsibility or liability in respect of: (i) Lessor Liens, (ii) the Lien of the Mortgage, (iii) Liens described in clause (a) of the definition of Permitted Liens (other than rights and interests of Lessee under the Operative Documents), and (iv) Liens described in clauses (f), (g) and (h) of the definition of "Permitted Liens"; (b) the Final Completion Work shall have been completed; and (c) in the condition required by this Lease. All Alterations the title to which has not been vested in Lessor hereunder that is not removed by Lessee at or prior to the expiration or earlier termination of this Lease shall be deemed abandoned in place by Lessee and shall become the property of Lessor. Lessee shall have no obligation to remove any Alterations (i) required (at the time of installation in the Properties or at the end of the Lease Term) by Applicable Laws or insurance requirements or (ii) included in the Properties at the Lease Commencement Date. Except as required under Section 9.2(d) and as permitted under Section 10.1, Lessee may not remove any Nonseverable Alterations. Lessee shall assign to Lessor any and all assignable warranties, licenses and permits relating to the property surrendered to Lessor which extend beyond the expiration or earlier termination of this Lease, such assignment to be without representation, warranty or recourse of any sort whatsoever.

                 SECTION 12.2. Site Assessment. Not earlier than two hundred and seventy (270) days and not later than one hundred (100) days prior to the Lease Term Expiration Date, Lessee shall, at Lessee's expense, deliver to Lessor an environmental site investigation and assessment (the "Site Assessment") substantially conforming to the requirements of ASTM 1527-E Phase I or any then successor thereto and Lessee shall cause to be performed by the Lease Term Expiration Date such additional testing, reporting and remediation as is reasonably and specifically recommended by such report (such report, together with such additional report, if any, shall be collectively referred to as the "Environmental Report"); provided that Lessee shall have no obligation to conduct a Site Assessment or cause an Environmental Report to be prepared if Lessee shall have exercised the Purchase Option or Lessor shall have contracted for the sale of the Properties pursuant to an agreement that is scheduled to close not later than the Lease Term Expiration Date for an amount at least equal to the Lease Balance.

                                  ARTICLE XIII.

                                   ASSIGNMENT

                 SECTION 13.1. Right to Assign. So long as no Lease Event of Default or Bankruptcy Default is continuing, Lessee may assign this Lease to any Person without the consent of Lessor. Any assignee shall assume any obligations of Lessee arising from and after the effective date of the assignment. Notwithstanding the assignment by Lessee of this Lease, such assignment shall not release Lessee from its primary liability for the performance of its duties and obligations under the Operative Documents to which it is a party, and the Lessee named herein (and all subsequent assignees) shall continue to be obligated for all obligations of "Lessee" in this Lease or in any other Operative Document, which obligations shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment had been made. Any assignor of this Lease who so requests in writing of Lessor will have the right, subsequent to any assignment (a) to receive a duplicate copy of each notice of default sent by Lessor to the assignee hereunder (and no such notice shall be effective as against the assignee, as well as any subsequent assignees, unless and until such copy has been delivered to the assignor), and (b) to cure any default by such assignee under the Lease within the cure period provided for hereunder. To the extent an assignor of this Lease performs on behalf of Lessee the obligations of Lessee hereunder, such assignor shall be subrogated to the rights of Lessor (provided that any claim by such assignor shall be subordinate to any claim of Lessor).

                                  ARTICLE XIV.
                    LOSS DESTRUCTION, CONDEMNATION OR DAMAGE

                 SECTION 14.1. Event of Loss.

                 (a) If an Event of Loss shall occur (other than an Event of Loss described in Section 14.1(b) below), Lessee shall give Lessor prompt written notice of such occurrence, and Lessee may elect one of the following options (it being agreed that if Lessee shall fail to notify Lessor of its election as between the following clauses (i) and (ii) within one hundred and eighty (180) days after the occurrence of the Event of Loss, then Lessee shall be deemed to have elected the option set forth in the following clause (i)):

                         (i) Lessee may elect to purchase Lessor's Interests on a date occurring not less than ten (10) days after the date such election is made, for a purchase price equal to the sum of (A) Lease Balance, determined as of such Payment Date, plus, without duplication,
         (B) all Rent due and owing as of such Payment Date; or

                         (ii) Lessee may restore and rebuild the Properties so as to restore the same to their fair market value, utility and useful life immediately prior to such Event of Loss.

                 (b) If an Event of Loss of the type described in clause (y) or
(z) of the definition "Event of Loss" shall occur, Lessee shall give Lessor prompt written notice of such occurrence, and Lessee may elect one of the following options (it being agreed that if Lessee shall fail to notify Lessor of its election as between the following clauses (i) and (ii) within one hundred and eighty (180) days after the occurrence of such Event of Loss, then Lessee shall be deemed to have elected the option set forth in the following clause
(i)):

                         (i) Lessee may elect to purchase Lessor's Interests on a date occurring not less than ten (10) days after the date such election is made, for a purchase price equal to the sum of (A) Lease Balance, determined as of such Payment Date, plus, without duplication,
         (B) all Rent due and owing as of such Payment Date; or

                         (ii) Lessee may pay the Permitted Lease Balance and all other amounts otherwise then due and owing, which, together with the condemnation proceeds and any sales proceeds from the sale of the remaining portion of the Properties, shall be distributed in accordance with Article X of the Participation Agreement. Lessee shall have the right to act as exclusive agent for Lessor in connection with any such sale of the remaining portion of the Properties. Lessee, as exclusive agent for Lessor, shall attempt to sell Lessor's Interests to the Person submitting the cash bid that will result in the highest Net Sale Proceeds, provided that:

                              (x) Lessee is hereby granted the irrevocable right
                 to accept any such bid if a sale of Lessor's Interests pursuant to such bid would result in Lessor receiving an amount equal to the Lease Balance (taking into account any Residual Value Guaranty Amount payments to be made by Lessee and any other amounts paid to Lessor under Article X of the Participation Agreement); and

                              (y) Lessee shall be required to obtain Lessor's
                 approval to the sale of Lessor's Interests pursuant to any such bid if a sale of Lessor's Interests pursuant thereto would result in Lessor receiving an amount less than the Lease Balance (taking into account any Residual Value Guaranty Amount payments to be made by Lessee and any other amounts paid to Lessor under Article X of the Participation Agreement), provided that Lessor's approval shall not be unreasonably withheld or delayed and shall be based upon whether the bid in question is for the Fair Market Value of the Properties; and

                              (z) Lessor and its Affiliates (including the
                 Equity Investors and their Affiliates) shall have the right submit bids for the Properties.

                 (c) Notwithstanding anything that might be contained herein or in the Mortgage, Assignment of Leases, the Security Agreement or other Operative Document, all insurance proceeds or condemnation awards received in respect of any Property shall be paid solely to Lessee, unless a Lease Event of Default or Bankruptcy Default shall have occurred and be continuing, in which event, the Collateral Agent shall hold such proceeds or awards for application in satisfaction of Lessee's obligations hereunder or, upon the cure of such Lease Event of Default or Bankruptcy Default, for payment to Lessee. Lessee's failure to maintain insurance shall not relieve Lessee of any of Lessee's obligations hereunder to restore the Properties following any Casualty or Condemnation.

                 (d) Nothing in this Article XIV shall be construed to prevent Lessee from pursuing and collecting a condemnation award or other compensation or settlement payment in respect of its loss and damages resulting from any condemnation or taking.

                 SECTION 14.2. Application of Net Proceeds When Lease Continues; Repair and Restoration. Payments (except for payments under insurance policies maintained by Lessor) received at any time by Lessor or Lessee from any Governmental Authority, any insurer or any other Person with respect to (x) an Event of Loss in a case in which this Lease will not terminate because Lessee has elected Section 14.1(a)(ii) or (y) a Condemnation or Casualty shall be applied as follows:

                         (a) first, to Lessee, as necessary, for the repair or restoration of the affected portions of the Properties,

                         (b) second, to Lessor, in reduction of the Lease Balance until the same has been reduced to zero, and

                         (c) third, to Lessee;

provided that if a Lease Event of Default or Bankruptcy Default is continuing, the Net Proceeds shall be paid to the Collateral Agent, and such party shall apply such proceeds in satisfaction of any of Lessee's obligations under this Lease and, when no Lease Event of Default or Bankruptcy Default is continuing, the remaining proceeds shall be paid as set forth above in clauses (a), (b) and
(c).

                 If, after a Casualty or Condemnation, or if, after an Event of Loss, Lessee shall elect the option provided in Section 14.1(ii), then this Lease shall continue in full force and effect and Lessee shall, at Lessee's own cost and expense and in accordance with the applicable provisions of Article IX, proceed with reasonable diligence and promptness to carry out any necessary demolition and to restore, repair, replace and/or rebuild the Properties in order to restore the same, to the extent it is reasonably practicable, to the condition, utility and value of the Properties immediately prior to such Casualty or Condemnation or Event of Loss (assuming the Properties is maintained as required hereunder). All such repair and restoration shall be effected by Lessee in compliance with the requirements of Section 9.2.

                 SECTION 14.3. Application of Proceeds. In case of a Condemnation or Casualty or in the case of an Event of Loss that does not result in a termination of this Lease in accordance with the above provisions of this
Article XIV, this Lease shall remain in full force and effect, without any abatement or reduction of Base Rent.

                 SECTION 14.4. Application of Proceeds from a Temporary Taking. All Net Condemnation Proceeds from a temporary taking shall, to the extent resulting from the taking of use during the Lease Term, be paid to Lessee, and to the extent awarded with respect to use of a Property for any time period after the expiration or termination of the Lease Term shall be paid as follows:
(a) if Lessee has elected to purchase Lessor's Interests, to Lessee or its designee or (b) if Lessee has not elected to purchase Lessor's Interests, to Lessor in reduction of the related Lease Balance until the same has been reduced to zero, and thereafter to Lessee.

                 SECTION 14.5. Other Dispositions. Notwithstanding the foregoing provisions of this Article XIV, so long as a Bankruptcy Default or Lease Event of Default shall be continuing, any amount that would otherwise be payable to or for the account of or that would otherwise be retained by, Lessee pursuant to this Article XIV or Section 7.2 shall be paid to the Collateral Agent (or to Lessor when the Indebtedness shall not be outstanding as security for the obligations of Lessee under this Lease and, at such time thereafter as the Lease Event of Default shall have been waived in writing or no longer be continuing, such amount shall be paid promptly to Lessee.

                 SECTION 14.6. Negotiations. In the event any part of the Properties becomes subject to Condemnation, Casualty or Event of Loss, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and Lessee shall control (and have the right to settle and compromise) the negotiations with the relevant Governmental Authority or insurance carriers unless a Lease Event of Default or Bankruptcy Default shall be continuing, in which case Lessor (or if the Indebtedness is outstanding, the Collateral Agent) may elect to control such negotiations.


                                   ARTICLE XV.
                   CONVEYANCE OF LESSOR'S INTERESTS TO LESSEE

                 SECTION 15.1. Terms of Conveyance. Upon the purchase of Lessor's Interests by Lessee, including pursuant to Article V or Article XIV:

                 (a) subject to the terms of Section 8.8 of the Participation Agreement, the Lease Term shall end, and the obligations of Lessee hereunder (other than any obligations expressed herein as surviving the termination of this Lease) shall terminate as of the date of such purchase, and

                 (b) Lessor shall convey to Lessee (or its designee) Lessor's Interests and all rights, title and interest of Lessor in and to the Net Proceeds (if any), with a warranty against Lessor's own acts and otherwise "as is", except specifically, free and clear of all Lessor Liens attributable to it (and, except as may be provided for in Section 8.8 of the Participation Agreement, the Lien of the Mortgage), but subject to any Liens created pursuant to Section 9.8 or otherwise requested by or expressly consented to by Lessee.

                 SECTION 15.2. Right of Lessee to Name Designee. In any instance in which this Lease provides that Lessee may purchase Lessor's Interests, including pursuant to Article V, then Lessee shall have the right at any time and from time to time to designate another Person as the purchaser of Lessor's Interests provided that Lessee may not convey the Purchase Option itself and may not delegate its obligations in respect of the payment of the Purchase Price, except as provided in Section 12.17 of the Participation Agreement.

                 SECTION 15.3. Costs of Conveyance. Lessee shall pay all transfer taxes, title insurance premiums, and other costs, fees and expenses incurred in connection with any purchase in accordance with Article V or Article XIV, including the recordation and filing charges for the satisfaction of the Mortgage. Lessee shall pay the reasonable out-of-pocket costs and expenses of Lessor and Lenders in connection with such purchase (including reasonable attorneys' fees and expenses).

                 SECTION 15.4. Preference Legal Opinion. If, as of the date on which Lessee purchases the Lessor's Interest, there is a Lease Event of Default or an event that with the passage of time would mature into a Lease Event of Default described Section 18.1(d), then, as a condition to the closing on the Purchase Option, Lessee shall deliver to Lessor (a) an opinion of outside counsel that the closing on the Purchase Option would not constitute a preference under the Bankruptcy Code, provided that such opinion may assume (without independent investigation) that the value of the Properties purchased is equal to or greater than the price paid to Lessor for such purchase, and (b) if the opinion of counsel referred to in the immediately preceding clause (a) contains the assumption described in the proviso contained in said clause (a), an appraisal of the Properties prepared by an independent appraiser showing a fair market value thereof at least equal to the Lease Balance.


                                  ARTICLE XVI.
                                    SUBLEASE

                 SECTION 16.1. Subleasing Permitted; Lessee Remains Obligated. Provided no Lease Event of Default or Bankruptcy Default shall have occurred and be continuing, Lessee may at any time and from time to time sublease the Properties or any portion or portions thereof to any Person or permit the occupancy of the Properties or any portion or portions thereof by any Person. Any such sublease, sub-sublease, license, occupancy agreement or similar agreement (each, a "Sublease") shall not release Lessee from its primary liability for the performance of its duties and obligations under the Operative Documents to which it is a party, and the Lessee named herein (and all subsequent assignees) shall continue to be obligated for all obligations of "Lessee" in this Lease or in any other Operative Document, which obligations shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no Sublease had been made. Lessee shall have the sole right to the receipt of revenues from any sublessees of the Properties, or any portion thereof, and no Sublease has been or shall be assigned as collateral to Lessor.

                 SECTION 16.2. Provisions of Subleases. Subject to the terms of any nondisturbance agreement between the sublessee and Lessor, each Sublease shall provide that:

                 (a) such Sublease is expressly subject and subordinate to this Lease;

                 (b) such sublessee shall be obligated, at Lessor's written election, to attorn to and recognize Lessor as the lessor under such Sublease, whereupon such Sublease shall continue as a direct lease between the sublessee and Lessor upon all the terms and conditions of such Sublease;

                 (c) as of the execution of the Sublease, the sublessee shall not be the "debtor" in any bankruptcy or insolvency proceeding; and

                 (d) the Sublease shall not have a term that extends beyond the Lease Term Expiration Date (assuming a cancellation notice in accordance with Section 6.1 has been given), except as provided in Section 16.3.

                 SECTION 16.3. Nondisturbance Agreements.

                 (a) Lessor and the Collateral Agent each agrees to enter into nondisturbance agreements in the form of EXHIBIT C hereto if the following terms and conditions are satisfied:

                       (i) the long-term unsecured debt of the proposed sublessee is rated not less than Investment Grade by one or more of the Rating Agencies or, if the proposed sublessee is not rated, the proposed sublessee has a net worth of five (5) times (or more) of the present value of the scheduled base rents payable under the Sublease for the entire term thereof (including renewals exercisable at the sublessee's option, which renewals, if they are at fair market value

         (rather than a fixed amount), shall be assumed for these purposes to be at the last specified base rent);

                       (ii) the scheduled base rent shall not decrease at any time during the term and shall be payable in level or increasing installments and generally the Sublease (including the base-rent payment terms) shall reflect market terms and shall contain commercially reasonable provisions, as confirmed by an independent appraiser;

                       (iii) the sublessee may not be a Person that shall have the benefits of sovereign immunity unless such benefits shall have been effectively waived in favor of Lessor and its successors and assigns, and the sublessee shall use the Properties in a manner consistent with a Class A office building;

                       (iv) the sublessee shall execute the agreement attached hereto as EXHIBIT C pursuant to which the sublessee agrees to attorn to a successor sublandlord;

                       (v) the Sublease constitutes a sublease of at least one
         (1) full floor; and

                       (vi) the term of the Sublease shall not be less than five
         (5) years or more than fifteen (15) years.

                 (b) Lessee shall have the right to sublease all or any portion of the Properties for a period beyond the Lease Term, and to obtain from Lessor a nondisturbance agreement in the form of EXHIBIT C hereto, provided that all of the conditions set forth above in Section 16.3(a) hereof shall have been satisfied and the term of such Sublease shall not extend more than ten (10) years beyond the fifth anniversary of the Lease Commencement Date.

                 SECTION 16.4. Lessee Reimbursement of Expenses. Lessee shall pay or cause to be paid all actual, out-of-pocket third-party costs and expenses (including reasonable attorneys' fees and expenses) incurred by Lessor or the Collateral Agent in connection with the request by Lessee for a nondisturbance agreement.


                                  ARTICLE XVII.
                                   INSPECTION

                 SECTION 17.1. Inspection. Lessor shall have the inspection rights with respect to the Properties as set forth in the Participation Agreement.


                                 ARTICLE XVIII.
                             LEASE EVENTS OF DEFAULT

                 SECTION 18.1. Defined. The following events shall constitute "Lease Events of Default" (whether any such event shall be voluntary or in voluntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

                 (a) Lessee shall fail to make any payment of Base Rent or Residual Value Guaranty Amount when due (Lessor will notify Lessee if such payment is not received when due, but the failure to provide such notice shall not affect whether the same is a Lease Event of Default hereunder);

                 (b) Lessee shall fail to make payment of any amount required hereunder, other than any amount described in Section 18.1(a), and such failure shall continue for a period of fifteen (15) days after notice of such failure to Lessee from Lessor or the Collateral Agent;

                 (c) Lessee or Guarantor shall fail to timely perform or observe any covenant or agreement (not otherwise specified in this Section 18.1) to be performed or observed by it hereunder or under any other Operative Document and such failure shall have a Material Adverse Effect and shall continue for a period of thirty (30) days after written notice thereof from Lessor or the Collateral Agent; provided that the continuation of such failure for thirty (30) days or longer after such notice shall not constitute a Lease Event of Default if (i) such failure cannot be cured within such thirty (30) day period, and (ii) Lessee or Guarantor is diligently pursuing the cure of such failure;

                 (d) the commencement by Lessee or Guarantor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or Lessee or Guarantor shall have consented to the entry of an order for relief in an involuntary case under any such law, or the failure of Lessee or Guarantor generally to pay its debts as such debts become due (within the meaning of the Bankruptcy Code), or the appointment of or taking possession by a receiver, liquidator or other similar official for Lessee or Guarantor, or a general assignment by Lessee for the benefit of its creditors; or the filing against Lessee or Guarantor of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within ninety
(90) days of the date of the filing of the petition, or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against Lessee or Guarantor for reorganization, composition, extension or arrangement with creditors which either (i) results in a finding or adjudication of insolvency of Lessee or Guarantor or (ii) is not dismissed within ninety (90) days of the date of the filing of such petition;

                 (e) any representation or warranty by Lessee or Guarantor in this Lease or in any Operative Document proves to have been false or inaccurate when made and such falsity or inaccuracy shall have a Material Adverse Effect, provided that if such falsity or inaccuracy is reasonably susceptible of cure, then Lessee or Guarantor shall have until the thirtieth (30th) day after receipt of written notice by Lessee from Lessor or the Collateral Agent to cure the same, provided such failure to cure within said thirty (30) days shall not constitute a Lease Event of Default if (i) such falsity or inaccuracy cannot be cured within such thirty (30) day period and (ii) Lessee or Guarantor is diligently pursuing such cure;

                 (f) GS & Co. shall default in its marketing obligations under
Section 3.01(d) of the Commercial Paper Placement Agreement of HSFC, or HSFC, by reason of Section 3.1 (d) of the Administration Agreement, is unable to issue Commercial Paper Notes, provided , in each case, that the same shall not constitute a Lease Event of Default if HSFC shall otherwise have sufficient funds to pay obligations owed in respect of its maturing Commercial Paper Notes;

                 (g) the Lease Event of Default described in clause (ii) of the last sentence of Section 7.2 shall have occurred;

                 (h) the GS Maturity Date (as defined in the LAPA), as the same may be modified or extended from time to time, with respect to any one or more Liquidity Purchasers shall have occurred;

                 (i) the Ground Lease shall terminate or shall cease to be in effect by reason of a default by the Ground Lessor in its obligations thereunder; or

                 (j) GS shall default in the due performance and observance of any of its obligations under Section 6.3(b) or (c) of the Participation Agreement.

                 SECTION 18.2. Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may (subject to Section 18.2 (h) and Section 18.2(i) below), at its option, by notice to Lessee declare this Lease to be in default (and, if such Lease Event of Default is described in Section 18.1(d), then this Lease shall automatically be in default and no such declaration shall be required and the terms of Section 18.2(i) shall be applicable) and do one or more of the following as Lessor in its sole discretion shall determine:

                 (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Properties by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (iii) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Properties shall be valid unless the same be made in writing and executed by Lessor;

                 (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Properties promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 12.1 as if the Properties were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and
(ii) without prejudice to any other remedy which Lessor may have for possession of the Properties, enter upon the Properties and (to the exclusion of Lessee) take immediate possession of the Properties and expel or remove Lessee and any other person who may be occupying the Properties (subject to the terms of any nondisturbance agreements with Lessor in favor of any subtenants), by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the reasonable costs and expenses of reletting, including brokers fees and the costs of any repairs made by Lessor. The provisions of this Section 18.2(b) shall operate as a notice to quit and shall be deemed to satisfy any other requirement or provisions of Applicable Laws which may require Lessor to provide a notice to quit or of Lessor's intention to re-enter the Properties and any such requirements or provisions are hereby waived by Lessee;

                 (c) Lessor may sell all or any part of the Lessee Collateral at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent contemplated in clause (ii) of the next succeeding sentence if Lessor shall elect to exercise its rights thereunder), in which event Lessee's obligation to pay Base Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Base Rent is to be included in computations under Section 18.2(e) if Lessor shall elect to exercise its rights thereunder). If Lessor shall have sold all of the Lessee Collateral pursuant to the above terms of this Section 18.2(c), Lessor, in lieu of exercising its rights under Section 18.2(e), may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the liquidated damages described below represent a reasonable approximation of such amount), in lieu of Base Rent due for periods commencing on or after such date of sale, an amount equal to the excess (if any) of the Permitted Lease Balance, computed as of such date of sale, over the net proceeds of such sale;

                 (d) Lessor may hold, keep idle or lease to others all or any part of the Properties as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that Lessee's obligation to pay Base Rent from and after the occurrence of a Lease Event of Default shall be reduced by the net proceeds, if any, received by Lessor from leasing the Properties to any Person, or allowing any Person (other than Lessee) to use the Properties for the same periods or any portion thereof;

                 (e) Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under Section 18.2(b) or 18.2(d), but only if Lessor's Interests have not been sold under Section 18.2(c), demand, by written notice to Lessee specifying a date (the "Final Payment Date") not earlier than ten (10) days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Final Payment Date, as liquidated damages for loss of a bargain and not as a penalty and in consideration of the transfer of the Properties (the parties agreeing that Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount), in lieu of Base Rent due on and after the Final Payment Date, an amount equal to the sum of the Permitted Lease Balance as of the Final Payment Date and, without duplication, any other Rent due and payable hereunder; upon payment of such sum,
(i) notwithstanding Section 18.2(h) below, if the Permitted Lease Balance is equal to the Lease Balance, Lessor shall convey to Lessee the Properties without recourse or warranty but free and clear of all Lessor's Liens and the Lien of the Mortgage and the other Operative Documents and (ii) if the Permitted Lease Balance is less than the Lease Balance, Lessor shall act in accordance with
Section 18.2(h) below.

                 (f) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease; or

                 (g) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period or periods with respect to which rent shall have accrued, and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent period, or Lessor may defer any such suit until after the expiration of the Lease Term. in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term.

                 (h) If Lessor has neither has neither sold nor foreclosed upon the Properties within two (2) years after receipt of the Permitted Lease Balance or Residual Value Guaranty Amount (as applicable), including pursuant to Section 18.2(i), Lessor will appoint a qualified independent sales agent to sell the Properties pursuant to the first offer received of a purchase price at the then Fair Market Value of the Properties to the extent the conditions therefor are satisfied. Any proceeds resulting from the operation of this Section 18.2(h) will be applied in accordance with Article X of the Participation Agreement.

                 (i) Upon the occurrence of the Lease Event of Default described in Section 18.1(d) or 18.1(f), whether or not another Lease Event of Default described in one or more other clauses of Section 18.1 shall have been or thereafter is declared, this Lease shall terminate immediately without notice and Lessee shall immediately pay to Collateral Agent, on behalf of Lessor, as and for liquidated damages, an amount equal to the Permitted Lease Balance.

                 NOTWITHSTANDING THE FOREGOING, LESSOR AGREES THAT, NOTWITHSTANDING ANY TERMINATION OF THIS LEASE PURSUANT TO THIS SECTION 18.2, FOR TEN (10) DAYS AFTER THE OCCURRENCE OF A LEASE EVENT OF DEFAULT, LESSOR AND COLLATERAL AGENT SHALL FOREBEAR FROM EXERCISING THE REMEDIES SET FORTH IN THIS
SECTION 18.2, DURING WHICH TIME LESSEE MAY TENDER TO LESSOR IN IMMEDIATELY AVAILABLE FUNDS THE LEASE BALANCE AND, WITHOUT DUPLICATION, ALL PAST DUE ACCRUED RENT, UPON THE RECEIPT OF WHICH LESSOR SHALL TRANSFER TO LESSEE OR ITS DESIGNEE LESSOR'S INTERESTS IN THE PROPERTIES IN ACCORDANCE WITH ARTICLE XXI.

                 SECTION 18.3. Proceeds of Sale; Deficiency. All payments received and amounts held or realized by Lessor at any time when an Event of Default shall have occurred and be continuing and after the Lease Balance shall have been accelerated pursuant to this Lease, as well as all payments or amounts then held or thereafter received by Lessor, except for the proceeds of sale pursuant to Section 18.2, shall be distributed forthwith upon receipt by Lessor in accordance with Article X of the Participation Agreement.

                 SECTION 18.4. Grant and Foreclosure on Lessee's Estate. Without limiting any other remedies set forth in this Lease, the following shall apply:

                       (a) Lessor and Lessee agree that if an Event of Default shall have occurred and be continuing, Lessor may proceed by a suit or suits in equity or at law or otherwise, whether for a foreclosure hereunder as against all or any part of Lessee's interests in the Properties or for the sale of such interest under the judgment or decree of a court of competent jurisdiction, or against Lessee on a recourse basis for the Permitted Lease Balance and all other amounts due from Lessee hereunder, or for the specific performance granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Lessee Collateral, or for the enforcement of any other appropriate legal or equitable remedy, and at any sale of Lessee's interest in the Properties, whether pursuant to power of sale, foreclosure or otherwise, Lessor may become the purchaser of such interest or any part thereof, and in such case for the purpose of making settlement for or payment of the purchase price, shall be entitled to offset any claims for the indebtedness hereunder and under the Operative Documents in order that they may be credited as paid on the purchase price, and Lessor shall be entitled to recover all costs incident to such proceedings, including attorneys' fees and expenses in such amounts as may be fixed by the court. Upon any such purchase, such purchaser shall acquire good title to the properties so purchased, free of the Lien of this Lease and free of all rights of redemption in favor of Lessee;

                       (b) This instrument and the other Operative Documents will be deemed given to secure not only the Lease Balance, accrued Rent and all other sums due hereunder, but also future advances made by Lessor in connection with the transactions contemplated by the Operative Documents, whether such advances are obligatory or to be made at the option of Lessor or otherwise to the same extent as if such future advances were made on the Lease Commencement Date. To the fullest extent permitted by law, the Lien of this instrument shall be valid as to all such sums due hereunder, including all future advances, form the time this instrument is executed.

                       (c) Without in any way limiting or restricting any of Lessor's rights, remedies, powers and authorities under this instrument, and in addition to all of such rights, remedies, powers, and authorities, if an Event of Default shall have occurred and be continuing, Lessor shall also have and may exercise any and all rights, remedies, powers and authorities under Applicable Laws upon default in the payment of the Lease Balance, accrued Rent and all other sums due hereunder, including, without limitation, any right or remedy available to it as a secured party under the UCC. Promptly upon Lessor's request, to the extent any portion of the Lessee Collateral constitutes property subject to the UCC, Lessor at its option, may give Lessee notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to Lessee at least ten (10) days before the time of such sale or other disposition. If any notice of any proposed sale, assignment or transfer by Lessor of any portion of the Lessee Collateral or any interest therein is required by law, Lessee conclusively agrees that fifteen (15) days notice to Lessee of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable. Without limiting the generality of the foregoing, all expenses incurred by Lessor to the extent reimbursable under the UCC, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in any other provision of this instrument, shall be added to the indebtedness secured by this instrument and by the judgment of foreclosure.

                       (d) Lessee, for itself and on behalf of all Persons now or hereafter interested in the Lessee Collateral, voluntarily and knowingly hereby waives to the fullest extent permitted by applicable law any and all right to reinstatement or redemption and any and all other rights under all present and future appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing and all rights or marshalling in the event of any sale of the Lessee Collateral or any part hereof or interest therein, and hereby further waives the pleading of any statute of limitations as a defense to any and all indebtedness secured by this instrument, and Lessee agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this instrument. Without limited the generality of the preceding sentence, Lessee, for itself and on behalf of each and every Person acquiring any interest in or title to the Lessee Collateral subsequent to the date of this instrument, hereby irrevocably waives any and all rights of reinstatement or redemption from sale under any order, judgment or decree of foreclosure of this instrument or under any power contained herein or under any sale pursuant to any statute, order, judgment or decree of foreclosure of any court.

                 SECTION 18.5. Receipt of a Sufficient Discharge to Purchaser. Upon any sale of the Lessee Collateral, or any part thereof or interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of Lessor or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

                 SECTION 18.6. Sale a Bar Against Lessee. Any sale of the Lessee Collateral, or any part thereof or interest therein, under or by virtue of this instrument, whether pursuant to a power of sale, foreclosure or otherwise, shall forever be a bar against the Lessee.

                 SECTION 18.7. Liabilities to Become Due on Sale. Upon any sale of the Lessee Collateral, or any portion thereof or interest therein, by reason of Lessor's exercise of any remedy under or by virtue of this Lease, whether pursuant to power of sale, foreclosure or other remedy available at law or in equity or by statute or otherwise, at the option of Lessor, if the Lease Balance shall not have been previously declared due and payable, the Lease Balance and all other indebtedness which this instrument secures shall immediately become due and payable together with any interest accrued thereon.

                 SECTION 18.8. Provisions Subject to Applicable Law. All rights, powers and remedies provided in this instrument may be exercised only to the extent that such exercise does not violate any Applicable Law, and are intended to be limited to the extent necessary in order not to render this instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law. If any term of this instrument or any application thereof shall be invalid or unenforceable, the remainder of this instrument and any other application of such term shall not be affected thereby.

                 SECTION 18.9. Survival of Lessee's Obligations. No repossession of any of the Properties or exercise of any remedy under Section 18.2, including termination of this Lease, shall, except as specifically provided therein, relieve Lessee of any of its liabilities and obligations hereunder, including the obligation to pay Base Rent. In addition, except as specifically provided therein, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by Lessor and the Collateral Agent by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, and including all costs and expenses incurred in connection with the return of the Properties in the manner and condition required by, and otherwise in accordance with the provisions of, Article XII as if such Properties were being returned at the end of the Lease Term. At any sale of the Properties or any part thereof or any other rights pursuant to Section 18.2, Lessor or the Collateral Agent may bid for and purchase such property.

                 SECTION 18.10. Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

                 SECTION 18.11. Right to Perform Lessee's Obligations. If a Lease Event of Default shall have occurred and be continuing, Lessor may, on five (5) Business Days' prior notice to Lessee, perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of payment required to be made by Lessee hereunder and made by Lessor on behalf of Lessee, and the reasonable out-of-pocket costs and expenses of Lessor (including reasonable attorneys' fees and expenses) incurred in connection with the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor upon demand.


                                  ARTICLE XIX.
                                   INDEMNITIES

                 SECTION 19.1. Omitted.



                                   ARTICLE XX.
                           GRANT OF SECURITY INTEREST

                 SECTION 20.1. Grant of Lien. Title to Lessor's Interest shall remain in Lessor, as security for the obligations of Lessee under this Lease and the other Operative Documents, and Lessee hereby assigns, grants, pledges, mortgages and warrants to Lessor, as secured party, for the benefit of Lessor and its permitted transferees and assignees a Lien in the Lessee Collateral to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document, until such time as Lessee shall have fulfilled all of its obligations under the Operative Documents. Upon Lessee's request, Lessor shall at such time as all of the obligations (other than any contingent obligations) of Lessee under this Lease and the other Operative Documents have been paid or performed in full, execute and deliver termination statements and other appropriate documentation presented to it in final execution form and reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien in respect of the Properties. Lessee, at its expense, shall execute, acknowledge and deliver all such instruments and take all such actions as Lessor may request from time to time in order to further effectuate the terms of this Lease, to carry out the terms hereof, or to better assure and confirm the rights, powers and remedies of Lessor hereunder.

                 SECTION 20.2. Assignment of Leases and Rents. The assignment and grant of the Lien contained in Section 20.1 above shall constitute an absolute, present and irrevocable assignment and grant of the subleases, rents, income, proceeds and benefits of Lessor's Interest; provided that so long as no Event of Default has occurred and is continuing, Lessor hereby grants permission to Lessee to collect, receive and apply such rents, income, proceeds and benefits as they become due and payable, but not in advance hereof, and in accordance with all of the other terms, conditions and provisions hereof and of the leases, contracts, agreements and other instruments with respect to which such payments are made or such other benefits are conferred. Upon the occurrence of an Event of Default, such permission shall terminate immediately and automatically, without notice to Lessee or any other Person. Such assignment shall be fully effective without any further action on the part of Lessee or Lessor and, upon the occurrence and during the continuance of an Event of Default hereunder, at Lessor's option, Lessor shall be entitled to collect, receive and apply all rents, income, proceeds and benefits from Lessor's Interest, including all right, title and interest of Lessee in any escrowed sums or deposits or any portion thereof or interest therein, whether or not Lessor takes possession of the Lessee Collateral or any part thereof. Lessee further grants to Lessor the right, at Lessor's option, upon the occurrence and during the continuance of an Event of Default hereunder:

                 (i) to enter upon and take possession of the improvements and space comprising Lessor's Interest for the purpose of collecting said rents, income, proceeds and other benefits;

                 (ii) subject to rights granted by Lessor pursuant to Section 16.3, to dispossess by the customary summary proceedings any tenant, purchaser or other Person;

                 (iii) to let or convey Lessor's Interests or any portion thereof or any interest therein;

                 (iv) to apply such rents, income, proceeds and other benefits, after the payment of all necessary fees, charges and expenses, on account of the liabilities secured by this instrument in accordance with Section 18.3.


                                  ARTICLE XXI.
                               COVENANTS OF LESSEE

                 SECTION 21.1. Assumption Upon Merger, Etc. If Lessee shall consolidate with or merge into any other Person or sell, convey, transfer or lease all or substantially all its assets, then the Person (if other than Lessee) formed by such consolidation or into which Lessee shall be merged or the Person that shall acquire by sale, conveyance, transfer or lease all or substantially all the assets of Lessee shall assume in writing all of the obligations of Lessee under the Operative Documents to which Lessee is a party. Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of substantially all the assets of Lessee in accordance with this Article XXI, the successor Person formed by such consolidation or into which Lessee shall be merged or to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under this Lease and the other Operative Documents to which Lessee is a party.


                                  ARTICLE XXII.
                               COVENANTS OF LESSOR

                 SECTION 22.1. Quiet Enjoyment. Lessor covenants that it will not interfere in Lessee's right to peaceably and quietly hold, possess and use the Properties hereunder during the Lease Term, so long as no Lease Event of Default has occurred and is continuing.



                                 ARTICLE XXIII.
                                  MISCELLANEOUS

                 SECTION 23.1. Binding Effect; Successors and Assigns. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer Lessor's Interests or any interest therein) and inure to the benefit of their respective permitted successors and assigns.

                 SECTION 23.2. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing by United States mail, by nationally recognized courier service, by facsimile or by hand and any such notice shall become effective five (5) Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid, one Business Day after delivery to a nationally recognized courier service specifying overnight delivery, upon receipt if sent by facsimile or delivered by hand, and shall be directed to the Address of such Person. From time to time, any party may designate a new Address for purposes of notice hereunder by notice to each of the other parties hereto. All notices given hereunder shall be irrevocable unless expressly specified otherwise.

                 SECTION 23.3. Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and each party hereto shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by applicable law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

                 SECTION 23.4. Amendment; Complete Agreements. This Lease and the terms hereof may be terminated, amended, supplemented, waived or modified only in accordance with Section 12.5 of the Participation Agreement. This Lease and the other Operative Documents are intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in this Lease and in the other Operative Documents.

                 SECTION 23.5. Headings. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

                 SECTION 23.6. Counterparts. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                 SECTION 23.7. Governing Law. This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of New Jersey applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

                 SECTION 23.8. Apportionments. Upon any termination of this Lease (other than a termination resulting in delivery of Lessor's Interests then subject to this Lease to Lessee), except as otherwise set forth herein, there shall be apportioned, as of the date of such termination, all rents (including water or sewer rents), real estate taxes, municipal assessments, or other charges payable with respect to the Properties.

                 SECTION 23.9. Omitted.

                 SECTION 23.10. No Joint Venture. Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

                 SECTION 23.11. No Accord and Satisfaction. The acceptance by Lessor of any sums from Lessee (whether as Base Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall it be construed, to constitute an accord and satisfaction of any dispute between such parties regarding sums due and payable by Lessee hereunder, unless Lessor specifically acknowledges it as such in writing.

                 SECTION 23.12. No Merger. There shall be no merger of this Lease or of the estate hereby with the fee or any other estate or interest or ownership interest in the Properties or any part thereof by reason of the fact that the same Person may acquire or own or hold, directly or indirectly, (a) this Lease or any estate created hereby or any interest in this Lease or in any such estate and (b) the fee estate or other estate or interest or ownership interest in the Properties or any part thereof.

                 SECTION 23.13. Lessor Bankruptcy. The parties hereto agree that if Lessee elects to remain in possession of the Properties after the rejection of the Lease by Lessor under Section 365(h) of the Bankruptcy Code all of the terms and provisions of this Lease shall be effective during such period of possession by Lessee, including Lessee's Purchase Option even if Lessor becomes subject to a case or proceeding under the Bankruptcy Code prior to the exercise by Lessee of such purchase rights.

                 SECTION 23.14. Omitted.

                 SECTION 23.15. Investments. Any funds held by Lessor as security for Lessee's performance of its obligations hereunder shall, until paid to Lessee or otherwise applied in accordance herewith, be invested by Lessor in Permitted Investments as selected by Lessee. Any gain (including interest received) realized as a result of any such investment (net of any fees, commissions, Taxes and other expenses, if any, incurred in connection with such investment) shall be retained with, and distributed and re-invested in the same manner, as the original security amount. Provided Lessor invests such funds in accordance with the preceding sentence, Lessor shall have no liability for any losses arising from any such investments or reinvestments.

                 SECTION 23.16. Counterparts; Mortgage; Notice. This Lease will be simultaneously executed in multiple counterparts, each of which, when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes except that only the counterpart stamped or marked "COUNTERPART NUMBER ONE" shall constitute to the extent applicable, if any, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial Code in effect in any jurisdiction. The Collateral Agent or (if no Loans are outstanding) Lessor shall be the sole authorized holder of COUNTERPART NUMBER ONE. Lessee and Lessor agree that a notice of this Lease shall be executed and recorded in the land records of Jersey City, New Jersey.

                 SECTION 23.17. Further Assurances. Lessor and Lessee, at the cost and expense of the requesting party, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any of the others reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Lease. Lessee, at its own cost and expense, will cause all financing statements, fixture filings and other documents to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by Lessor in order to preserve and protect the title of Lessor to the Properties and Lessor's rights under this Lease.

                 SECTION 23.18. Joint and Several Lessees. For so long as two Persons comprise Lessee, each such Person shall be jointly and severally liable for the obligations of Lessee hereunder and under the other Operative Documents.

                 SECTION 23.19. Non-recourse. Lessee shall look only to Lessor's Interests and other rights, if any, in the Properties for the satisfaction of Lessee's remedies if there is a default by Lessor hereunder, and no other property or assets of Lessor or its partners, owners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to (a) this Lease, (b) the relationship of Lessor and Lessee hereunder or under Applicable Laws, (c) Lessee's use or occupancy of the Properties or (d) any other liability of Lessor to Lessee. Nothing in the immediately preceding sentence shall in any way affect, impair or detract from (i) Lessee's "net lease" obligations hereunder as provided in Section 4.1 or (ii) the duties and obligations under the Participation Agreement and other Operative Documents of the Participants and other parties to the Operative Documents.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                 IN WITNESS WHEREOF, Lessor and Lessee have duly authorized, executed and delivered this LEASE as of the date first hereinabove set forth.

                        30 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., as Lessor

                        By: Hudson Street Lessor L.L.C., its sole member

                            By: Hudson Street Lessor Investment
                                Trust 2000-1, its sole member

                                By: Wilmington Trust Company, not in its
                                     individual capacity, but solely as trustee


                                    By: /s/ Kathleen A. Pedelini
                                        -------------------------------------
                                        Name:  Kathleen A. Pedelini
                                        Title: Administrative Account Manager


                        50 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., as Lessor

                        By: Hudson Street Lessor L.L.C., its member

                            By: Hudson Street Lessor Investment Trust 2000-1,
                                its sole member

                                By: Wilmington Trust Company, not in its
                                    individual capacity, but solely as trustee


                                    By: /s/ Kathleen A. Pedelini
                                        -------------------------------------
                                        Name:  Kathleen A. Pedelini
                                        Title: Administrative Account Manager

                               GSJC 30 HUDSON URBAN RENEWAL
                               L.L.C., as Lessee

                               By:     The Goldman Sachs, Group, Inc., its
                                       sole member

                                       By: /s/ Barry L. Zubrow
                                           -------------------------------
                                           Name:  Barry L. Zubrow
                                           Title: Executive Vice President



                               GSJC 50 HUDSON URBAN RENEWAL
                               L.L.C., as Lessee

                               By:     The Goldman Sachs, Group, Inc., its
                                       sole member

                                       By: /s/ Barry L. Zubrow
                                           -------------------------------
                                           Name:  Barry L. Zubrow
                                           Title: Executive Vice President

STATE OF NEW YORK        )
                         ) SS
COUNTY OF NEW YORK       )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared [signatory], personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                   /s/ [Notary]
                                   -----------------------------------------
                                   (Signature and office of individual taking
                                   acknowledgment)

Notarial Seal

STATE OF NEW YORK        )
                         ) SS
COUNTY OF NEW YORK       )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared [signatory], personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                   /s/ [notary]
                                   ------------------------------------------
                                   (Signature and office of individual taking
                                   acknowledgment)

Notarial Seal

STATE OF NEW YORK        )
                         ) SS
COUNTY OF NEW YORK       )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared [signatory], personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                   /s/ [notary]
                                   -----------------------------------------
                                   (Signature and office of individual taking
                                   acknowledgment)

Notarial Seal

STATE OF NEW YORK        )
                         ) SS
COUNTY OF NEW YORK       )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared [signatory], personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                   /s/ [notary]
                                   ------------------------------------------
                                   (Signature and office of individual taking
                                   acknowledgment)

Notarial Seal

                                   EXHIBIT A-1
                                Office Tower Site

                                   EXHIBIT A-2
                         Conference/Training Center Site

                                    EXHIBIT B


                             [intentionally omitted]

                                    EXHIBIT C

                        FORM OF NON-DISTURBANCE AGREEMENT

                  THIS AGREEMENT made as of the |X| day of |X|, |X|, by and among The Chase Manhattan Bank, a New York State chartered bank, having an office at |X|, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"), GSJC 30 HUDSON URBAN RENEWAL L.L.C., a New Jersey limited liability company, and GSJC 50 HUDSON URBAN RENEWAL L.L.C., a New Jersey limited liability company, having an office c/o The Goldman Sachs Group, Inc., 85 Broad Street, New York, New York 10004 ("Landlord"), [NAME OF TENANT], a [TYPE OF ENTITY], having an office at [ADDRESS] ("Tenant"), and 30 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., a New Jersey Limited Liability Company, and 50 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., a New Jersey Limited Liability Company ("Overlandlord").

                              W I T N E S S E T H:

                  WHEREAS, Tenant has entered into a certain lease dated [_________, __, ____] between Landlord, as landlord, and Tenant, as tenant, with respect to certain space (the "Demised Premises") in the [NAME OF BUILDING] (the "Building") located at the premises commonly known as ______ Hudson Street, Jersey City, New Jersey ______ (said lease, as heretofore or hereafter amended and supplemented, is hereinafter called the "Lease"); and

                  WHEREAS, the land underlying the Building (the "Land") is owned by GSJC Land LLC, which Land has been leased to Overlandlord pursuant to the Ground Sublease, dated as of June 21, 2000 (the "Documentation Date"); and

                  WHEREAS, the Land and the Building are leased by Overlandlord to Landlord pursuant to the Lease Agreement, dated as of Documentation Date (the "Overlease"); and

                  WHEREAS, ______________ is the Collateral Agent under the Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of the Documentation Date, between the Collateral Agent and Overlandlord (as the same may, from time to time, be amended, supplemented or otherwise modified, the "Mortgage"), which encumbers the Land and the Premises of which the Demised Premises are a part; and

                  WHEREAS, the Collateral Agent, Landlord, Tenant and Overlandlord desire to enter into this Agreement upon the terms, covenants and conditions contained herein.

                  NOW, THEREFORE, in consideration of the premises and the agreements of the parties contained herein, the parties hereto agree as follows:

                  1. The Lease and all of Tenant's rights thereunder are and shall be at all times and in all respects subject and subordinate to (i) the lien of the Mortgage, and to all advances now or hereafter made under or secured by the Mortgage, and all renewals, modifications, consolidations, replacements, substitutions, additions and extensions of the Mortgage and to any subsequent mortgages or assignments with which the Mortgage may be spread and/or consolidated and (ii) the Ground Lease and the Ground Sublease (the aforesaid agreements and documents listed in this subparagraph (ii) being hereafter referred to collectively as the "Real Estate Documents").

                  2. Provided Tenant complies with this Agreement and if Tenant shall not be in default under the Lease beyond the applicable period of grace, if any, provided therein with respect to the default in question as of the date the Collateral Agent commences a foreclosure action or any party to one of the Real Estate Documents (a "Real Estate Party" ) commences an enforcement or termination action under such Real Estate Document, (i) Tenant shall not be named as a party in any action or proceeding to enforce the Mortgage, or terminate or otherwise enforce any of the provisions of the Real Estate Documents, unless such joinder shall be required under applicable law, and in which case the Collateral Agent or any Real Estate Party shall not seek affirmative relief from Tenant in such action or proceeding, nor shall the Lease be cut off or terminated nor Tenant's possession thereunder be disturbed in any such action or proceeding, and (ii) subject to the provisions of Section 4 of this Agreement, Collateral Agent and each of the Real Estate Parties will recognize the Lease and Tenant's rights thereunder.

                  3. Upon any foreclosure of the Mortgage or enforcement of any other remedies thereunder or other acquisition of the property encumbered thereby or the enforcement or termination of any of the other Real Estate Documents, Tenant shall attorn to the Collateral Agent or any other party acquiring said property or so succeeding to Landlord's rights under the Lease (collectively, the "Successor Landlord") and shall recognize the Successor Landlord as its Landlord under the Lease and Tenant shall promptly execute and deliver any instrument that the Successor Landlord may reasonably request in writing to evidence further said attornment.

                  4. Upon such attornment or other acquisition of said property or other succession to Landlord's rights under the Lease, the Lease shall continue as a direct lease between the Successor Landlord and Tenant upon all terms, covenants and conditions thereof as are then applicable except that the Successor Landlord shall not be (i) liable for any previous act or omission of Landlord under the Lease, (ii) subject to any offsets, defenses, claims or counterclaims that Tenant may have against Landlord, (iii) bound by any covenant to perform or complete any construction in connection with said property or the Demised Premises or to pay any sums to Tenant in connection therewith, (iv) bound by any prepayment of more than one (1) month's rent or other charges under the Lease unless such payment shall have been expressly approved in writing by the Collateral Agent or any such Successor Landlord, as the case may be, or (v) bound by any amendment, modification, extension, expansion, termination, cancellation or surrender of the Lease unless approved in writing by the Collateral Agent or any such Successor Landlord, as the case may be.

                  5. The attornment provided for in Paragraph 3 of this Agreement shall inure to the benefit of the Collateral Agent or any Successor Landlord, shall be self-operative, and no further instrument shall be required to give effect to the attornment. Tenant, however, upon demand of the Collateral Agent or any Successor Landlord, as the case may be, agrees to execute, from time to time, instruments in confirmation thereof, reasonably satisfactory to the Collateral Agent or any such Successor Landlord, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Paragraph shall be construed to impair any right otherwise exercisable by the Collateral Agent or any such Successor Landlord.

                  6. Tenant from and after the date hereof shall send a copy of any notice of default or notice in connection with the commencement of any action to terminate the Lease or similar statement under the Lease to the Collateral Agent and Overlandlord at the same time such notice or statement is sent to Landlord under the Lease and agrees that, notwithstanding any provisions of the Lease to the contrary, such notice shall not be effective unless the Collateral Agent and Overlandlord shall have been given such notice and shall have failed to cure such default as hereinafter provided. Such notices shall be sent by certified or registered mail, postage prepaid, return receipt requested, or shall be delivered to the Collateral Agent and Overlandlord at the following addresses (or at such other address as the Collateral Agent or Overlandlord shall specify in a written notice to Tenant at the address specified above for Tenant):

                  If to the Collateral Agent:

                  |X|
                  Attn: |X|
                  Ref.:  |X|

                  If to Overlandlord:

                  |X|
                  Attn: |X|

                  with a copy  to:

                  |X|
                  Attn: |X|

Any such notice of default shall be deemed to be given to the Collateral Agent or Overlandlord, as applicable, on the earlier to occur of (a) the day of receipt (as evidenced by a receipt signed by the Collateral Agent or Overlandlord, as applicable, or the refusal to accept delivery by the Collateral Agent or Overlandlord, as applicable) or (b) three (3) days after deposit in the mail. With respect to the commencement by Tenant of any action to terminate the Lease, the Collateral Agent and Overlandlord shall each have the right, but not the obligation, to cure any default on the part of Landlord which is the basis for such action within a reasonable time (including the time required for the Collateral Agent or Overlandlord, as applicable, to obtain possession of the Premises if such possession is necessary to effect such cure) after receipt of the notice by Tenant with respect to such action.

                  7. Tenant shall not change, or consent to any change in, the terms, covenants, conditions and agreements of the Lease in any manner which would be binding on the Collateral Agent or Overlandlord without the express consent in writing of the Collateral Agent and Overlandlord, in each instance.

                  8. Anything herein or in the Lease to the contrary notwithstanding, Successor Landlord shall have no obligation, nor incur any liability, beyond Successor Landlord's then estate, right, title and interest, if any, in and to the Demised Premises and Tenant shall look exclusively to such estate, right, title and interest of Successor Landlord, if any, in and to the Demised Premises for the payment and discharge of any obligations imposed upon Successor Landlord hereunder or under the Lease and Successor Landlord is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Successor Landlord, Tenant shall look solely to the estate or interest owned by Successor Landlord in the Demised Premises and Tenant will not collect or attempt to collect any such judgment (i) from any officer, director, shareholder, partner, employee, agent or representative or Successor Landlord or (ii) out of any assets of Successor Landlord other than Successor Landlord's estate or interest in the Demised Premises.

                  9. Landlord hereby consents to the terms and provisions of this Agreement.

                  10. This Agreement may not be modified, amended or terminated unless in writing and duly executed by the party against whom the same is sought to be asserted and constitutes the entire agreement between the parties with respect to the subject matter hereof.

                  11. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by the laws of the State of New Jersey.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Witnesses:                        THE CHASE MANHATTAN BANK, a New
                                  York State chartered bank, as Collateral Agent


__________________                By:  ______________________________
                                         Name:
__________________                        Title:

                                  [NAME OF TENANT],
__________________                as Tenant

                                  By:________________________
__________________                      Name:
                                        Title:


                                  30 HUDSON STREET LESSOR URBAN
                                  RENEWAL  L.L.C., and

                                  50 HUDSON STREET LESSOR URBAN
                                  RENEWAL L.L.C., collectively as Overlandlord


                                  By:_____________________
                                        Name:
__________________                      Title:

__________________

                                   GSJC 30 HUDSON URBAN RENEWAL
                                   L.L.C., as Landlord

____________________
                                   By:_________________________
____________________                    Name:
                                          Title:

                                   GSJC 50 HUDSON URBAN RENEWAL
                                   L.L.C., as Landlord


                                   By:_________________________
                                         Name:
                                          Title:

STATE OF NEW YORK           )
                            ) SS
COUNTY OF NEW YORK          )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                   __________________________________________
                                   (Signature and office of individual taking acknowledgment)

Notarial Seal

STATE OF NEW YORK           )
                            ) SS
COUNTY OF NEW YORK          )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                   __________________________________________
                                   (Signature and office of individual taking acknowledgment)

Notarial Seal

STATE OF NEW YORK           )
                            ) SS
COUNTY OF NEW YORK          )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                   __________________________________________
                                   (Signature and office of individual taking acknowledgment)

Notarial Seal

STATE OF NEW YORK           )
                            ) SS
COUNTY OF NEW YORK          )



On the 23rd day of June in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



                                   __________________________________________
                                   (Signature and office of individual taking acknowledgment)

Notarial Seal